J.P. Morgan Auto Group Investor Meeting Adient China Business Update May 23, 2025

Important Information 2J.P. Morgan China Investor Meeting Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s expectations for its deleveraging activities, the timing, benefits and outcomes of those activities, as well as its future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, market position, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to the effects of local and national economic, credit and capital market conditions (including the persistence of high interest rates, vehicle affordability and volatile currency exchange rates) on the global economy, uncertainties in U.S. administrative policy regarding trade agreements, tariffs and other international trade relations, automotive vehicle production levels, mix and schedules, as well as the concentration of exposure to certain automotive manufacturers, shifts in market shares among vehicles, vehicle segments or away from vehicles on which Adient has significant content, changes in consumer demand, risks associated with Adient’s joint ventures, volatile energy markets, Adient’s ability and timing of customer recoveries for increased input costs, the availability of raw materials and component products (including components required by Adient’s customers for the manufacture of vehicles), geopolitical uncertainties such as the Ukraine and Middle East conflicts and the impact on the regional and global economies and additional pressure on supply chain and vehicle production, the ability of Adient to effectively launch new business at forecast and profitable levels, the ability of Adient to successfully identify suitable opportunities for organic investment and/or acquisitions and to integrate such investments and/or acquisitions; work stoppages, including due to strikes, supply chain disruptions and similar events, wage inflationary pressures due to labor shortages and new labor negotiations, the ability of Adient to execute its restructuring plans and achieve the desired benefit, the ability of Adient to meet debt service requirements and, terms of future financing, the impact of global tax reform legislation, potential adjustment of the value of deferred tax assets, global climate change and related emphasis on sustainability matters by various stakeholders, and the ability of Adient to achieve its sustainability-related goals, cancellation of or changes to commercial arrangements, and the ability of Adient to identify, recruit and retain key leadership. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 7, 2025, and in subsequent reports filed with or furnished to the SEC, available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions, or the projections based thereon. May 2025

3 Agenda > Introduction > Adient China Business Overview James Huang Executive VP APAC > Q&A James Huang J.P. Morgan China Investor Meeting

4 Today’s attendees from Adient J.P. Morgan China Investor Meeting James Huang Executive VP APAC Daniel Chu VP APAC Finance Joe Wang VP China Seating Iris Zhang Executive Director APAC Strategy & Marketing Jerry Xin Director China Engineering May 2025

Adient China Business Overview

Adient today

Adient is a global supplier in automotive seating, supplying innovative seat solutions to meet the needs of auto manufacturers today and tomorrow

NYSE: ADNT

FY24 Revenue

~$14.7B

Consolidated revenue

~$3.8B

Unconsolidated revenue

Strong and diversified revenue mix[2]:

Passenger car ~23%
Truck / Van ~23%
CUV / SUV ~53%

Global market share [1]


Adient
Lear
Forvia
Toyota Boshoku
Magna
Other

Revenue by[1] geography


Americas
39%
30%
Europe / Africa
22%
9%
Asia Pacific
China

1 – Inclusive of consolidated and unconsolidated revenues, based on management estimates
2 – Percentages may not sum to 100 % due to rounding

J.P. Morgan China Investor Meeting May 2025 6

Adient APAC overview We generated $5.8B sales revenue in FY2024 1 We have in Asia We employ ~25,000 highly engaged employees including 2,500+ engineers 7 Note: 1 - Includes consolidated and unconsolidated sales J.P. Morgan China Investor Meeting We have in China 25 Manufacturing locations 3 Global tech centers in countries6 37 Manufacturing locations 3 Global tech centers Wholly-owned entities2 Joint ventures6 Adient is a top 3 seating supplier in APAC region (for both China and Asia) May 2025

Unmatched footprint, capabilities, and scale in China

China Footprint - 37 Plants

- **Far-reaching geographic coverage** through **37** wholly-owned and JV plants, serving **40+** customers
- **Expanded footprint** enables us to win new business with local OEMs, e.g., in Wuhan and Xinji
- **Three advanced technical centers**



Daqing
Changchun
Meihekou
Beijing
Xinji
Langfang
Tianjin
Jinan
Qingdao
Chengdu
Chongqing
Wuhan
Hefei
Nantong
Changshu
Shanghai
Hangzhou
Taizhou
Nanchang
Guangzhou
Foshan
Zhaoqing
Wholly-owned
Joint Ventures
Tech Center

Adient China Customer Portfolio

Chinese OEMs



Leading China EV maker

International OEMs



J.P. Morgan China Investor Meeting May 2025 8

Adient's growth blueprint path in China and strategic initiatives delivered since last year's J.P. Morgan Summit

ADIENT

Adient China key accomplishments in the past year



1 Winning new business and growing with Chinese OEMs

> **Won ~$1B new annual business** in FY24, and captured business from **6 new brands in China**
> Enhanced relationships with key Chinese OEMs and **accelerating business growth locally and globally**

2 Completed upgrading of Adient China Technical Center

> Equipped with world-class facility / capability / capacity, the expanded and upgraded center in Chongqing will **lead innovation in electrification and smartification for auto seating technology**

3 Driving cost reduction and margin expansion through automation

> With **50+** projects initiated and **700+** smart equipment already in place, Adient China continues to **drive automation** with **ongoing smart investment**, enabling cost savings and continued growth in the region

4 Leading in program execution and customer satisfaction

> **Executing at high success rate** with **34** programs launched in FY25 and **136** active programs in launch
> **YTD won 25+ industry and customer awards** for overall excellence in quality / innovation / partnership

5 Generating sound financial returns with strong business performance

> Focused on **profitable growth with strong margin and cash generation** through our resilient and agile local operations and disciplined capital allocation

J.P. Morgan China Investor Meeting May 2025 9

As a global supplier with highly localized operations, Adient continues to grow with C-OEMs both domestically and globally

1

ADIENT

China auto market overview

Macro environment and challenges

> **Macro conditions** remain challenging
> **Heightened external risks** such as tariffs and trade tensions
> **Industry production softness** will likely continue
  > **Domestic auto sales** is expected to **remain modest growth** led by stimulus
  > **Exports slow down** but C-OEMs continue to **localize production** in overseas markets

Hyper competition in China auto market

> **Continued price war** and hyper competition in products
> **Market landscape shift** between global and local OEMs
> Industry-wide **margin compression challenges** for both automakers and their suppliers
> **Market consolidation** accelerates - small EV startups being **phased out**

Adient China business growth highlights

- ~$1B annual new business (~75% with C-OEMs) sourced in FY24
- Focus on high-quality growth with C-OEMs
- Leverage strong customer relationship with C-OEMs and support them to grow in SEA and European markets

Adient China customer mix[1] shift, FY24A – FY27E



Chinese OEM
International OEM
100%
40%
60%
46%
54%
52%
48%
60%
40%
2024
2025E
2026E
2027E

1 - Management estimates, including consolidated revenues

J.P. Morgan China Investor Meeting
May 2025
10

1 Adient's recent new business wins in China

ADIENT

Beijing-Benz V530



Complete seat

Leading China EV maker 1st PHEV SUV



Complete seat

Leapmotor D13 & D21



Complete seat

DF-Nissan PK1B



Front-row complete seat

Fujian-Benz VAN.EA



3rd-row power bench and complete seat

LYNK&CO

Geely Lynk & Co. E371-A



Rear-row complete seat

Chang'an Deepal C518



Rear-row complete seat

VW Anhui 411-2



Foam

Electric vehicle

J.P. Morgan China Investor Meeting May 2025 11

2 Adient completed the upgrading and expansion of our world-class China TC in February 2025

ADIENT

- With the **upgraded and expanded facility / capability / capacity,** Adient China TC is now the **best-in-class** engineering center leading **product innovation and development in electrification and smartification** of auto seating industry
- Since FY24, Adient China has developed **150+ complete seat programs** for **40+ customers**, and **30+ innovative products** have been **commercialized**, with more to come in coming years

3
Global Tech Centers

In **6** Cities

1,360
Engineers

~9
Yrs. Avg. Exp.

World-class facilities of Adient China TC in Chongqing



China TC grand opening





Show room



Sled test lab



Sled dummy calibration lab



MAST test lab

J.P. Morgan China Investor Meeting May 2025 12

Driving innovation around our five next evolutions of seating Comfort • Prioritize the end user experience, strive to provide an exceptional driving experience for consumers, esp. utmost comfort in posture, sensation, and emotion Reconfiguration • Cars are now evolving into a third space for users beyond a transportation tool • Flexible seat adjustments required based on use cases, e.g., working, cinema, sleeping Safety • As autonomous driving and electrification become more common, consumers are paying more attention to driving and riding safety, such as proactive safety features, seat restrained system, etc. Sustainability • Rising customer demand for lightweighting and reduced energy consumption • Growing consumer focus on health and environmental protection Connectivity • As cars become smarter, automakers are also electrifying and upgrading seats to fully support ADAS and expanded connectivity features J.P. Morgan China Investor Meeting 13 2 May 2025

2 Adient China latest innovative products released in FY2025

ADIENT

- Comfort
- Connectivity
- Reconfiguration
- Safety
- Sustainability



E-Zone cockpit

- Cockpit with latest innovations
- Driver seat Zero-G, power swivel/long track, smart recommendation
- Passenger seat one-touch to bed



Seatformer cockpit

- Mini cockpit with independent one-touch seat to bed



Z-Guard

- Zero-G seat safety solution
- With ABTS, DBT, CLRPT, PRC, SAB and HAB [1]



ModuGo seat

- Modular design
- Adaptive support
- Improved JIT efficiency



Power long track and swivel

- Smooth, stepless and secured adjustment
- 0-180° rotation



Integrated seat

- Zero-G, power long track
- Back/cushion massage
- Adaptive fixed armrest
- 6WP calf rest



ProForce massage + StepJoy

- Mechanical massage
- Foot massage with heating



TruMassage seat

- Shoulder massage
- Mechanical massage
- Calf rest massage



3DP foam seat

- 100% recyclable 3D-printing TPU [2]
- Variable hardness location



Low block structure

- Slim/lightweight with natural fiber materials
- Low block height
- Rear lift

Note: 1 - ABTS - All belts to seat, DBT - Dual belt tongues, CLRPT - Compact lap retractor with pre-tensioner, PRC - Pelvis restraint cushion, SAB - Side airbag, HAB - Head airbag
2 - TPU - Thermoplastic Polyurethane

J.P. Morgan China Investor Meeting May 2025 14

Adient China continues to drive AI-enabled plant digitalization and manufacturing automation with 50+ projects initiated

3

ADIENT

- **A pioneer in smart manufacturing** of auto seating industry in China
- Automation enables us to stay ahead in the highly competitive market with **greater flexibility, enhanced safety, improved quality control** and **cost savings**
  - **50+** automation projects initiated in China
  - **~400 robots** and **~250 AGVs** already in place across all plants in China
  - Significant investment in automation technologies for program launches and continuous improvement projects last year with quick payback

Adient's focused areas in manufacturing automation

JIT
- Automated steaming, testing and AI inspection
- Robots / Co-Robots to reduce labor
- AGVs / AMRs[1] for material movement

Trim
- Automatic sewing and monitoring systems
- Spreading the use of AGVs and AMRs

Foam
- Sprays by robots
- Camera-based auto inspection
- Automated mold detection

Metal
- Waterjet cutting
- Flexible gauge
- AGVs / AGFs[2]

Mechanism
- Automated long rail track marriage
- Adient developed sound evaluation test

Smart manufacturing equipment / processes at Adient China facilities



Automated (Co-bots) steaming and screwing



Auto-sewing



Mold temperature automatic detection



Precise visual inspection



Robot with waterjet system



AGVs / AMRs

Note: 1 – AGV: Automated Guided Vehicles; AMR: Autonomous Mobile Robots; 2 – AGF: Automated Guided Forklift

J.P. Morgan China Investor Meeting May 2025 15

4 Program launch success rate continues to run at a high level in FY2025 along with major launches with C-OEMs

ADIENT

FY25 program launch

> **Launch success rate continues to execute at a high level in China:** YTD **34** programs launched, total active programs in launch is **136**

> Adient's **first innovated mechanical massage system was successfully launched** with GAC Trumpchi M8 during 2025 SH Auto Show

> **Relentless focus on execution** and **high agility** enable us to launch high content program with short lead time to meet our customers' expectations

GAC Trumpchi M8
Complete seat/Foam/Trim/Metal/ Mechanical Massage




Chang'an Avatr 06
2nd row Complete seat/Foam/Trim/Metal




Chang'an Deepal L07
Complete seat/Foam/Metal




NIO Onvo L90
Complete seat/Foam/Trim/Metal



Mercedes-Benz E-Class
Multi-function Luxury Armrest




FAW-Hongqi Tiangong 06
Complete seat/Foam/Trim/Armrest




Electric vehicle

J.P. Morgan China Investor Meeting May 2025 16

4 Adient China has received 25+ industry and customer recognition so far in FY2025

ADIENT

Adient continues to take the lead of J.D. Power China seat quality ranking in 2024



3 x (silver) x 5 (bronze) x 3 (gold)

= **11** awards for **4** WOFE/JVs

1 (gold)	VW Sagitar	Volvo XC60	Audi Q3
2 (silver)	GAC Trumpchi M8	Volvo S90	Hyundai Elantra Seven
3 (bronze)	Xpeng G9 VW Golf	VW ID.4 Crozz Mercedes A-Class	VW CC

Mercedes Benz
Star Supply Award



获奖供应商
Award-winning Suppliers
ADIENT

GAC Trumpchi
Excellent Supplier Award



GAC-Honda
Outstanding Delivery Performance & Pioneer in Electrification and Smartification



Geely
Excellent Supplier award



CERTIFICATE
OF RECOGNITION
2024年度优秀供应商
EXCELLENT SUPPLIER

FAW-VW
Excellent Partner Award



FAW-Toyota
Quality Excellence Award



Xpeng
Quality Assurance Award



XPENG

J.P. Morgan China Investor Meeting May 2025 17

18J.P. Morgan China Investor Meeting Adient China remains focused on sustainable growth with strong margin / cash generation 5 Optimized capital allocation > Adient remains poised to outpace the market growth and deliver robust EBITDA and cash flow in the foreseeable future > Continue to focus on improving efficiency and optimizing cost through automation and flexible labor force practices Resilience and agility > Trade tensions and tariffs will have limited impact on our operations in China > 95% of Adient China’s revenue is generated from the domestic market, and 97% of purchases are incurred locally > Adient China will make maximum efforts to expand market share with existing footprint, common product platform, minimized investment and disciplined capital allocation Profitable growth Leading innovation and technology > Utilize off the shelf technology and practical innovations catering to local market demand to drive new customer and new business wins > Focus on content growth by leveraging our value chain in China and local engineering expertise May 2025

Q&A